UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

SMARTFINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37661	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600
Knoxville, Tennessee	37919
(Address of principal executive offices)	(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	SMBK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 1, 2023, SmartFinancial, Inc. (the “Company”), a Tennessee corporation and the parent of SmartBank (the “Bank”), entered into a Second Amendment to Loan and Security Agreement (the “Amendment”) and related Amended and Restated Revolving Note (the “Amended Revolving Note”) which are in reference to the Company’s Loan and Security Agreement dated March 31, 2020, (the “Agreement”) and related revolving note with ServisFirst Bank (the “Lender”), pursuant to which Lender makes a revolving line of credit to the Company.  The Amendment and the Amended Revolving Note increase the maximum principal amount of the revolving line of credit to an amount of up to $35.0 million. The Amendment includes an extension of the maturity date to February 1, 2025, and a change to the variable interest rate to a rate equal to The Wall Street Journal Prime Rate minus 0.65% (65 bps) with a floor of 3.25%.

The foregoing description of the Amendment and Amended Revolving Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and Amended Revolving Note, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference in this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	The Second Amendment to Loan and Security Agreement, dated as of February 1, 2023, by and between SmartFinancial, Inc., as Borrower, and ServisFirst Bank, as Lender.*
10.2	The Amended and Restated Revolving Note, dated as of February 1, 2023, by and between SmartFinancial, Inc., as Borrower, and ServisFirst Bank, as Lender.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: February 6, 2023	/s/ William Y. Carroll, Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer